Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-2

No. of PMTs Since Issuance:                                     6
Distribution Date:                                       02/14/97
Payment Date:                                            02/18/97
Collection Period Beginning:                             01/01/97
Collection Period Ending:                                01/31/97
Note and Certificate Accrual Beginning:                  01/15/97
Note and Certificate Accrual Ending:                     02/18/97


BOND SUMMARY:
Beginning Class A-1 Note Security Balance         $702,242,913.44
Beginning Class A-2 Note Security Balance          $52,240,000.00
Beginning Class A-3 Note Security Balance          $67,900,000.00
Beginning Class B     Note Security Balance        $49,370,000.00
Beginning Certificate Security Balance             $36,886,000.00
Beginning Overcollateralization Amount             $45,453,852.25
Beginning Class A-1 Adjusted Balance              $702,242,913.44
Beginning Class A-2 Adjusted Balance               $52,240,000.00
Beginning Class A-3 Adjusted Balance               $67,900,000.00
Beginning Class B    Adjusted Balance              $49,370,000.00
Beginning Certficate  Adjusted Balance             $36,886,000.00
Beginning Overcollateralization Amount             $45,453,852.25
Ending Class A-1 Note Security Balance            $684,870,474.33
Ending Class A-2 Note Security Balance             $52,240,000.00
Ending Class A-3 Note Security Balance             $67,900,000.00
Ending Class B    Note Security Balance            $49,370,000.00
Ending Certificate Security Balance                $36,886,000.00
Ending Overcollateralization Amount                $45,652,621.58
Ending Class A-1 Adjusted Balance                 $684,870,474.33
Ending Class A-2 Adjusted Balance                  $52,240,000.00
Ending Class A-3 Adjusted Balance                  $67,900,000.00
Ending Class B    Adjusted Balance                 $49,370,000.00
Ending Certficate  Adjusted Balance                $36,886,000.00
Ending Overcollateralization Amount                $45,652,621.58
Class A-1 Note Rate Capped at 13%                            5.65%
Class A-2 Note Rate Capped at 15%                            5.80%
Class A-3 Note Rate Capped at 15%                            5.90%
Class B    Note Rate Capped at 15%                           6.13%
Certificate Rate Capped at 16%                               6.48%
Class A-1 Interest Due                              $3,750,151.16
Class A-2 Interest Due                                $286,375.21
Class A-3 Interest Due                                $378,634.77
Class B Interest Due                                  $286,029.10
Certificate Yield  Due                                $225,894.91
Class A-1 Interest Paid                             $3,750,151.16
Class A-2 Interest Paid                               $286,375.21
Class A-3 Interest Paid                               $378,634.77
Class B Interest Paid                                 $286,029.10
Certificate Yield Paid                                $225,894.91
Class A-1 Unpaid Interest                                   $0.00
Class A-2 Unpaid Interest                                   $0.00
Class A-3 Unpaid Interest                                   $0.00
Class B     Unpaid Interest                                 $0.00
Certificate Unpaid Yield                                    $0.00
Class A-1 Principal Paid                           $17,372,439.11
Class A-2 Principal Paid                                    $0.00
Class A-3 Principal Paid                                    $0.00
Class B    Principal Paid                                   $0.00
Certificate    Principal Paid                               $0.00
OC           Principal Paid                                 $0.00
Beginning Class A-1 Net Charge-Off                          $0.00
Beginning Class A-2 Net Charge-Off                          $0.00
Beginning Class A-3 Net Charge-Off                          $0.00
Beginning Class B    Net Charge-Off                         $0.00
Beginning Certificate Net Charge-Off                        $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A-1                            $0.00
Reversals Allocated to Class A-2                            $0.00
Reversals Allocated to Class A-3                            $0.00
Reversals Allocated to Class B                              $0.00
Reversals Allocated to Certificates                         $0.00
Reversals Allocated to OC  plus Acclerated Princ      $198,769.33
 Total Charge-Offs:                                         $0.00
Charge-Offs Allocated to Class A-1                          $0.00
Charge-Offs Allocated to Class A-2                          $0.00
Charge-Offs Allocated to Class A-3                          $0.00
Charge-Offs Allocated to Class B                            $0.00
Charge-Offs Allocated to Certificates                       $0.00
Charge-Offs Allocated to OC                                 $0.00
Ending Class A-1 Net Charge-Off                             $0.00
Ending Class A-2 Net Charge-Off                             $0.00
Ending Class A-3 Net Charge-Off                             $0.00
Ending Class B     Net Charge-Off                           $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off                                    $0.00
Bond Balance Reconciliation    (should equal $0.            $0.00

Certificate Balance/Participation Invested Amoun             3.87%

Designated Certificate / Certificate Security (B         1.000000%
Designated Certificate  - Beginning of Month          $368,860.00
Principal Payments in Respect of  Designated Cer            $0.00
Designated Certificate  - End of Month                $368,860.00
Interest Payments in Respect of Designated Certi        $2,258.95

Designated Certificateholder Accelerated Princip    $1,049,852.25
Accelerated Principal Payment (Sec. 3.05 (vi))        $198,769.33
Payments to Holder of Designated Certificate in             $0.00
Designated Certificateholder Accelerated Princip    $1,248,621.58

Designated Certificateholder Holdback Amount (Be   $44,404,000.00
Payments to Designated Certificates in Reduction            $0.00
Designated Certificateholder Holdback Amount (En   $44,404,000.00

Remaining Payments to Designated Certificates (S            $0.00

Remaining Amounts to Issuer (Sec. 3.05 (x))           $419,809.73